SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

In our Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, we disclosed that we are the subject of a formal, nonpublic investigation by the Securities and Exchange Commission (SEC). On December 10, 2003, we received notice from the SEC indicating that the scope of its investigation had been expanded to include issues related to the valuation of our retained interests in securitized loans. As previously announced, our independent auditors, KPMG LLP, issued a letter to our Audit Committee noting a material weakness involving internal control relating to our policies and procedures for valuing these retained interests.

The SEC specifically advised us that its investigation is a fact-finding inquiry and that it has not reached any conclusions related to the matters under investigation. We are cooperating fully with the SEC in this investigation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        METRIS COMPANIES INC.


                        By: /s/David D. Wesselink
                            David D. Wesselink
                            Chairman and CEO

Dated:  December 18, 2003